SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 20, 2014
(Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

711 High Street, Des Moines, Iowa 50392
(Address of principal executive offices)

(515) 247-5111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))
__________________

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Principal Financial Group, Inc.’s (the “Company”) annual meeting of shareholders was held on May 20, 2014 (the “2014 Annual Meeting”). There, the Company’s shareholders approved the adoption of the Principal Financial Group, Inc. 2014 Stock Incentive Plan. The Company’s board of directors had previously adopted the plan subject to shareholder approval. A summary as well as complete text of the plan is included in the Company’s proxy statement, which was filed with the Securities and Exchange Commission on April 7, 2014 (the “Proxy Statement”).
Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year
On May 20, 2014, the Board of Directors of the Company approved an amendment to the Company’s Amended and Restated By-laws, effective immediately, to add new Section 8.11 which provides that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, and (d) any action asserting a claim governed by the internal affairs doctrine.
The foregoing summary of the by-law amendments is qualified in its entirety by reference to the text of the Amended and Restated By-laws as adopted and effective as of May 20, 2014. The Amended and Restated By-laws as adopted and effective as of May 20, 2014, and a copy marked to show changes from the prior Amended and Restated By-laws, are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by this reference.
Item 5.07 Submission of Matters to a Vote of Security Holders
The matters that were voted upon at the 2014 Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each such matter, as applicable, are set forth below. Abstentions and broker non-votes were treated as being present at the meeting for the purpose of determining a quorum, but were not counted as votes.
At the 2014 Annual Meeting, the shareholders elected four Class I directors each for a term expiring at the Company’s 2017 Annual Meeting (1). In addition, the shareholders approved and adopted the Principal Financial Group, Inc. 2014 Directors Stock Plan, previously adopted by the board of directors subject to shareholder approval, summarized and in complete text in the Proxy Statement (2). The shareholders approved and adopted the Principal Financial Group, Inc. 2014 Stock Incentive Plan, more fully described above in Item 5.02 (3). The shareholders approved, on an advisory basis, the compensation paid to the Company’s Named Executive Officers as disclosed in the Proxy Statement (4). Finally, the shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditor for 2014 (5).

(1)	Election of Directors

	VOTES FOR	VOTES AGAINST	ABSTAINED	BROKER NON-VOTES
Betsy J. Bernard	171,712,481	12,065,114	1,017,944	13,299,884
Jocelyn Carter-Miller	172,441,634	11,322,623	1,031,282	13,299,884
Gary E. Costley	180,365,501	3,397,363	1,032,675	13,299,884
Dennis H. Ferro	183,371,721	498,525	925,293	13,299,884

The directors whose terms of office continued and the years their terms expire are as follows:

Class II Directors Continuing in Office Whose Term Expires in 2015

Richard L. Keyser
Luca Maestri
Elizabeth E. Tallett
Class II Directors Continuing in Office Whose Term Expires in 2016

Michael T. Dan
C. Daniel Gelatt
Sandra L. Helton
Larry D. Zimpleman
The voting results were as follows:

		Votes For	Votes Against	Abstained	Broker Non-Votes
(2)	Approval of 2014 Directors Stock Plan	175,536,716	8,004,248	1,254,575	13,299,884
(3)	Approval of 2014 Stock Incentive Plan	167,530,130	16,027,276	1,238,133	13,299,884
(4)	Advisory Vote on Executive Compensation	179,349,950	3,580,079	1,865,510	13,299,884
(5)	Ratification of Independent Auditors	195,590,945	1,628,970	875,508	0

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated By-laws of Principal Financial Group, Inc.
3.2	Amended and Restated By-laws of Principal Financial Group, Inc., marked to show amendments effective as of May 20, 2014
99.1	Form of Performance Based Restricted Stock Unit Award Agreement(6)
99.2	Form of Nonqualified Stock Option Award Agreement(6)

(6)	To be filed by amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

By:	/s/ Karen E. Shaff

Name:	Karen E. Shaff

Title:	Executive Vice President, General Counsel and Secretary

Date:    May 27, 2014